Filed under Rule 497(k) Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2014

At a meeting held on March 26, 2014, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved a Subadvisory Agreement (the “Boston Company Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo”) and The Boston Company Asset Management, LLC (“Boston Company”) with respect to the Capital Growth Portfolio. The Board, including a majority of the Independent Trustees, also approved the termination of the Subadvisory Agreement between SAAMCo and OppenheimerFunds, Inc., with respect to the Capital Growth Portfolio.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote. Shareholders of record on April 30, 2014 will receive a notice explaining how to access an information statement that contains additional information you should know about the termination and approval.

Capital Growth Portfolio. Upon the effective date of the Boston Company Subadvisory Agreement, Boston Company will assume full responsibility for the day-to-day management of the Capital Growth Portfolio’s assets, and the following changes to the prospectus will become effective:

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The subadviser seeks to identify growth opportunities for the Portfolio. The subadviser looks for sectors and companies that it believes will outperform the overall market. The subadviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share buyback programs. The subadviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Portfolio may invest in the securities of issuers of any market capitalization.

Under Principal Risks of Investing in the Portfolio, the following risks are deleted in their entirety: Growth Stock Risk, Technology Company Risk, Emerging Markets Risk, Foreign Investment Risk, and Currency Volatility Risk. The Principal Risks of Investing in the Portfolio is supplemented by adding the following risks:

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Portfolio.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Warrant Risk: A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Boston Company.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Elizabeth Slover	2014	Portfolio Manager
David Sealy	2014	Portfolio Manager
Barry Miller	2014	Portfolio Manager

Please retain this supplement for future reference.

Date: March 31, 2014